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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 10, 2007

POWERCOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-30709	23-2582701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Canfield Road La Vernia, Texas	78121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 830 779-5223

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17   CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01 Other Events

The Registrant’s Board of Directors approved the appointment of William F. Hackett as a Financial Consultant and Advisor to the Board of Directors, effective December 10, 2007.  Mr. Hackett is expected be appointed the Registrant’s Chief Financial Officer in the near term.

Mr. Hackett has held senior positions in larger corporations and entrepreneurial ventures.  During the last two years he has provided consulting services in strategy, finance and operations to entrepreneurial ventures.  During the previous ten years, he had been CEO or CFO of several early stage technology driven enterprises – including Cirqit, Healthcare Automation Inc, and CareGain – where he was responsible for articulating and executing strategy, raising capital, managing P&L and developing financial reporting, as well as interacting with management, investors, directors and other shareholders in communicating development of the business and stewardship of investment dollars.

Early in his career, Mr. Hackett honed his financial skills in positions of increasing responsibility at The Dun & Bradstreet Corporation. He was later an executive for Bloomberg LP Data Operations in Princeton, NJ.

He brings critical experience managing all aspects of financial reporting, securing private equity and venture financing, managing investor relations and effectively engaging Boards of Directors in understanding key elements of profitability. He has been responsible for recruiting talent, providing training, and establishing benefit programs and administrative systems to accommodate significant growth in personnel.

Mr. Hackett earned an MBA from Columbia University and an AB from the College of the Holy Cross.  He served on active duty for almost six years as a surface warfare qualified officer aboard three escort ships with the United States Navy.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERCOLD CORPORATION

/s/ Francis L. Simola

___________________________

Francis L. Simola

Chief Executive Officer

Date:  December 10, 2007